Prepaid land use rights (Tables)	12 Months Ended
Dec. 31, 2017
Prepaid land use rights
Schedule of prepayment for land use rights

	As of December 31,	As of December 31,
	2016	2017
	RMB	RMB
Cost	600,904	615,121
Less: accumulated amortization	(64,541)	(76,977)

Net book value	536,363	538,144

Current portion of prepaid land use rights (recorded in other current assets)	12,155	12,821
Non-current portion of prepaid land use rights	524,208	525,323

Total	536,363	538,144